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                                                                   Exhibit 10.32

$10,000,000                                                    Chicago, Illinois
                                                                February 4, 1997

                            MONEY MARKET DEMAND NOTE
                           (FIXED AND FLOATING RATE)

ON DEMAND, for value received, SCHAWK, INC., a corporation organized or formed under the laws of the State of Delaware ("Borrower"), promises to pay to the order of THE NORTHERN TRUST COMPANY, an Illinois banking corporation (the "Lender"), the aggregate unpaid principal balance of each advance (an "Advance" and collectively the "Advances") made by the Lender to the Borrower hereunder. The total principal amount of Advances outstanding at any one time hereunder shall not exceed TEN MILLION and no/100ths UNITED STATES DOLLARS ($10,000,000.00).

The unpaid principal balance of each Advance shall bear interest from the date thereof until its interim maturity date, which may be from one to ninety days from the date of the Advance, as reflected in column three on the annexed schedule (the "Interim Maturity Date"), the occurrence of a demand for payment hereof, or an "Automatic Demand" (as defined below), whichever is earliest, at the fixed or floating rate (as the parties may agree) set forth in column four of the annexed schedule. The principal amount of each Advance shall mature and be payable on its Interim Maturity Date, unless the Lender makes demand for payment hereof or an Automatic Demand occurs, as provided below.

Interest on each Advance shall be payable on its Interim Maturity Date or upon payment of such Advance in full (whether pursuant to demand, the occurrence of an Automatic Demand, or otherwise), whichever is earlier. Any Advance which is not paid in full on its Interim Maturity Date or on or before the maturity of this Note (whether by demand, the occurrence of an Automatic Demand, or otherwise) shall thereafter bear interest until paid at a rate equal to two percent (2%) in addition to the "Prime Rate" (as defined below).

The Borrower hereby authorizes the Lender to charge any account of the Borrower maintained with the Lender for any amounts due or payable hereunder; unless the Borrower instructs otherwise, all Advances made to the Borrower under this Note shall be credited to an account(s) of the Borrower with the Lender. THE LENDER AT ITS OPTION MAY MAKE ADVANCES HEREUNDER UPON TELEPHONIC INSTRUCTIONS AND IN SO DOING SHALL BE FULLY ENTITLED TO RELY SOLELY UPON INSTRUCTIONS, INCLUDING INSTRUCTIONS TO MAKE TRANSFERS TO THIRD PARTIES, REASONABLY BELIEVED BY THE LENDER TO HAVE BEEN GIVEN BY AN AUTHORIZED PERSON, WITHOUT INDEPENDENT INQUIRY OF ANY TYPE.

For purposes hereof, "Prime Rate" means that per annum rate of interest announced from time to time by the Lender called its prime rate, which may not at any time be the lowest rate charged

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by the Lender.  Changes in the interest rate on any Advance resulting from a change in the Prime Rate shall take effect on the date set forth in each announcement. Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days, including the date an Advance is made and excluding the date an Advance or any portion thereof is paid or prepaid.

Payments of both principal and interest hereon, whether at scheduled maturity, upon demand for payment hereof, upon the occurrence of an Automatic Demand, or otherwise, shall be due and payable on the date specified or demanded for such payment at the principal of office of the Lender at 50 South LaSalle Street, Chicago, Illinois 60675, in lawful money of the United States of America and in immediately available funds. The Borrower shall have the right to prepay without penalty or premium any Advances bearing interest at a rate based on the Prime Rate.

If the Borrower prepays any Advance bearing a fixed interest rate (i.e., any rate other than one based on the Prime Rate) in whole or in part, or if the maturity of any such fixed rate Advance is accelerated upon demand for payment hereof or the occurrence of an Automatic Demand, the Borrower shall also pay the Lender for all losses (including but not limited to interest rate margin and any other losses of anticipated profits) or expenses incurred by reason of the liquidation or re-employment of deposits acquired by the Lender to make the Advance or maintain principal outstanding at a fixed rate. Upon the Lender's demand in writing specifying such losses and expenses, the Borrower shall promptly pay them; the Lender's specification shall be deemed correct in the absence of manifest error. Each Advance shall be conclusively deemed to have been funded by or on behalf of the Lender by the purchase of a deposit corresponding in amount to such Advance and in maturity to such Advance's Interim Maturity Date.

The Lender shall, and is hereby authorized by the Borrower to, endorse on the schedule annexed to this Note notations with respect to each Advance specifying the date and principal amount thereof, the Interim Maturity Date, the applicable interest rate, and the date and amount of each payment of principal and interest made by the Borrower with respect to each such Advance; provided, however, the failure of the Lender to make any such notation shall not limit or otherwise affect the right of the Lender to repayment of all Advances (including interest thereon) made by the Lender to the Borrower. The Lender's endorsements as well as its records relating to Advances shall be rebuttably presumptive evidence of the outstanding principal and interest on the Advances, and, in the event of inconsistency, shall prevail over any records of the Borrower and any written confirmations of Advances given by the Borrower.

At any time and without notice of any kind, any account, deposit or other indebtedness owing by the Lender to the Borrower, and any securities or other property of the Borrower delivered to or left in the possession of the Lender or its nominee or bailee, may be set off against and applied in payment of any obligation hereunder, whether due, demanded, or not. The Borrower hereby grants to the Lender a continuing security interest in, and assigns to the Lender, such accounts, deposits, indebtedness and property as collateral security for the payment of all obligations of the Borrower to the Lender, including without limitation those hereunder.

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The Borrower hereby represents and warrants to the Lender that:

      (i) the Borrower and each "subsidiary" (as defined below) are corporations existing and in good standing under the laws of their states of incorporation;

      (ii) the Borrower and each subsidiary are duly qualified, in good standing and authorized to do business in each jurisdiction deemed necessary by the Borrower;

      (iii) the borrowings hereunder, the execution and delivery of this Note and the performance by the Borrower of its obligations hereunder are within the Borrower's corporate powers, have been authorized by all necessary corporate action, have received all necessary governmental approval (if any is required) and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower; and

      (iv) there has been no material adverse change in the business, properties, assets, operations or prospects of the Borrower since the date of the latest financial statements provided on behalf of the Borrower to the Lender.

"Subsidiary" means any corporation, partnership, joint venture, trust or other legal entity of which the Borrower owns directly or indirectly 50% or more of the outstanding voting stock or interest, or of which the Borrower has effective control, by contract or otherwise.

The Borrower shall be deemed to have remade the foregoing representations and warranties each time an Advance is requested hereunder, except that (iv) shall be deemed to refer to the then most recent financial statements furnished to the Lender.

This Note (principal, interest and other amounts) shall be immediately and automatically due and payable without action or further action of any kind on the part of the Lender, and the Lender shall have and may exercise any and all rights and remedies available at law or in equity, if the Lender demands payment hereof or if any one or more of the following "Automatic Demands" occurs:

      (a) The Borrower shall fail to make any payment of principal, interest, or other amounts payable hereunder when and as due or demanded; or

      (b) Any default, event of default, or similar event shall occur or continue under any instrument, document, note, agreement, or guaranty delivered to the Lender in connection with this Note, or any such instrument, document, note, agreement, or guaranty shall not be, or shall cease to be, enforceable in accordance with its terms; or


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      (c)  There shall occur any default or event of default, or any event which might become such with notice or the passage of time or both, or any similar event, or any event which requires the prepayment of borrowed money or the acceleration of the maturity thereof, under the terms of any evidence of indebtedness or other agreement issued or assumed or entered into by the Borrower or any subsidiary or under the terms of any indenture, agreement or instrument under which any such evidence of indebtedness or other agreement is issued, assumed, secured or guaranteed, and such event shall continue beyond any applicable period of grace; or

      (d) The Borrower or any subsidiary shall fail to preserve and maintain its existence, rights, franchises, licenses and privileges, or shall liquidate, dissolve or merger, or consolidate with or into any other entity, or sell, lease, transfer or otherwise dispose of all or a substantial part of its assets.

      (e) Any representation, warranty, schedule, certificate, financial statement, report, notice or other writing furnished by or on behalf of the Borrower to the Lender is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified; or

      (f) Any person or entity presently not in control of the Borrower shall obtain control directly or indirectly of the Borrower, whether by purchase or gift of stock or assets, by contract, or otherwise; or

      (g)  Any reportable event shall occur under the Employee
           Retirement Income Security Act of 1974, as amended, in respect of any employee benefit plan maintained for employees of the Borrower or any subsidiary; or

      (h) Any suit, action or other proceeding (judicial or administrative) commenced against the Borrower or any subsidiary, or with respect to any assets of the Borrower or any subsidiary, shall threaten to have a material and adverse effect on the future operations of the Borrower or any subsidiary; or a final judgment or settlement in excess of $100,000 in excess of insurance shall be entered in, or agreed to in respect of, any such suit, action or proceeding; or

      (i) The Borrower shall fail to comply with any provision hereof, which failure does not otherwise constitute an Automatic Demand, and such failure shall continue for ten days after notice thereof to the Borrower by the Lender or any other holder of this Note; or

      (j) Any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation, dissolution, or similar proceeding, domestic or foreign, is instituted by or against the Borrower or any subsidiary, or the Borrower or any subsidiary shall take any step toward, or to authorize, such a proceeding; or


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      (k)  The Borrower or any subsidiary shall become insolvent, generally shall fail or be unable to pay debts as they mature, shall admit in writing inability to pay debts as they mature, shall make a general assignment for the benefit of creditors, shall enter into any composition or similar agreement, or shall suspend the transaction of all or a substantial portion of usual business.

The Lender may, by written notice to the Borrower, at any time and from time to time, waive any Automatic Demand or "Unmatured Automatic Demand" (as defined below) which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, the Lender and the Borrower shall be restored to their former position and rights hereunder and under the Note, respectively, and any Automatic Demand or Unmatured Automatic Demand so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any right consequent thereon or to any subsequent or other Automatic Demand or Unmatured Automatic Demand. "Unmatured Automatic Demand" means an event or condition which would become an Automatic Demand with notice or the passage of time or both. No failure to exercise, and no delay in exercising, on the part of the Lender of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Lender herein provided are cumulative and not exclusive of any rights or remedies provided by law.

All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made when deposited in the mail, postage prepaid, addressed:

      (A)  if to the Lender to 50 South LaSalle Street. Chicago,
           Illinois 60675, (Attention: Division Head, Metropolitan I Division)

      (B)  if to the Borrower to the address set forth below,

or to such other address as may be hereafter designated in writing by the respective parties hereto.

This Note and any document or instrument executed in connection herewith shall be governed by and construed in accordance with the internal law of the State of Illinois, and shall be deemed to have been executed in the State of Illinois. Unless the context requires otherwise, wherever used herein the singular shall include the plural and vice versa. This Note shall bind the Borrower, and its successors and assigns, and shall inure to the benefit of the Lender, its successors and assigns. The Borrower agrees to pay upon demand all expenses (including attorneys' fees, legal costs and expenses, and time charges of attorneys who may be employees of the Lender, in each case whether in or out of court, in original or appellate proceedings or in bankruptcy) incurred or paid by the Lender or any holder hereof in connection with the enforcement or preservation of its rights hereunder or under any document or instrument executed in connection herewith. The Borrower expressly and irrevocably waives presentment, protest, demand and notice of any kind in connection herewith.


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THE BORROWER HEREBY IRREVOCABLY AGREES THAT, SUBJECT TO THE LENDER'S SOLE AND
ABSOLUTE ELECTION, ALL SUITS, ACTIONS OR OTHER PROCEEDINGS WITH RESPECT TO, ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH SHALL BE SUBJECT TO LITIGATION IN COURTS HAVING SITUS WITHIN CHICAGO, ILLINOIS. THE BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN CHICAGO, ILLINOIS, AND HEREBY IRREVOCABLY WAIVES ANY RIGHT TO REQUEST OR DEMAND TRIAL BY JURY, TO TRANSFER OR CHANGE THE VENUE OF ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT BY THE LENDER IN ACCORDANCE WITH THIS PARAGRAPH, OR TO CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

NO PROVISION OF THIS NOTE OR ANY RELATED DOCUMENT OR INSTRUMENT SHALL BE CONSTRUED TO REQUIRE THE LENDER TO EXTEND ANY CREDIT OR MAKE ANY LOAN TO THE BORROWER. THE BORROWER CLEARLY UNDERSTANDS AND AGREES THAT THIS NOTE IS A DEMAND OBLIGATION PAYMENT OF WHICH IN FULL (INCLUDING PRINCIPAL, INTEREST, AND ANY OTHER AMOUNTS) MAY BE DEMANDED BY THE LENDER AT ANY TIME IN ITS SOLE DISCRETION WITHOUT PRIOR ORAL OR WRITTEN NOTICE OF ANY KIND. DEMAND MAY BE MADE AT ANY TIME, WHETHER OR NOT AN "AUTOMATIC DEMAND" HAS OCCURRED, AND REGARDLESS OF WHETHER OR NOT AN ADVANCE(S) HAS BEEN OUTSTANDING THROUGH OR BEYOND ITS INTERIM MATURITY DATE.

                                       SCHAWK, INC.



                                       By:     /s/ Marie Meisenbach Graul
                                               --------------------------

                                       Name:   Marie Meisenbach Graul
                                               --------------------------

                                       Title:  Chief Financial Officer
                                               --------------------------

Address for notices:
SCHAWK, INC.
1695 North River Road
Des Plaines, Illinois 60018
Attn:  Treasurer


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